UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

Vapotherm, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38740	46-2259298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Domain Drive
Exeter, New Hampshire		03833
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 603 658-0011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	VAPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 14, 2023, Vapotherm, Inc. (the “Company”) received a letter from the staff of New York Stock Exchange (“NYSE”) Regulation notifying the Company that it had determined to commence proceedings to delist the Company’s common stock (NYSE: VAPO) from the NYSE. Trading in the Company’s common stock was immediately suspended by the NYSE. The NYSE Regulation reached its decision to delist the Company’s common stock pursuant to Section 802.01B of the NYSE’s Listed Company Manual because the Company had fallen below the NYSE’s continued listing standard requiring listed companies to maintain an average global market capitalization over a consecutive 30 trading day period of at least $15,000,000.

The Company anticipates that its common stock will begin trading on the OTCQX Market (“OTCQX”), the highest market tier operated by OTC Markets Group, Inc. on December 15, 2023 under its current symbol VAPO. Investors are expected to continue to be able to access accurate information, including stock price quotes, and execute trades. For quotes or additional information on OTC Markets, investors may visit otcmarkets.com.

Stockholders will not be required to exchange any shares, and the Company expects electronic trading to be available without any material disruption.

The Company will remain subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and currently intends to maintain an independent Board of Directors with corporate governance rules and oversight committees.

The Company issued a press release with respect to the NYSE’s decision to delist the Company’s common stock and the anticipated trading of the Company’s common stock on OTCQX. A copy of the Company’s press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this report are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expect,” “will,” “plan,” “anticipate,” “could,” “intend,” “believe,” “estimate,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words, and the use of future dates. Forward-looking statements in this report include, but are not limited to, statements regarding the timing and effect of the delisting of the Company’s common stock from the NYSE and transfer to OTCQX, the Company’s expectation that electronic trading of its common stock will continue to be available without any material disruption and its intent to maintain an independent Board of Directors with corporate governance rules and oversight committees. The forward-looking statements in this report are only predictions and are based largely on the Company’s current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this report and are subject to a number of known and unknown risks, uncertainties and assumptions, including without limitation, risks associated with the delisting of the Company’s common stock from the NYSE and the trading of the Company’s common stock on OTCQX, and the impact of these changes on the trading and price of the Company’s common stock; logistical issues associated with transferring the trading of the Company’s common stock from the NYSE to OTCQX; the Company’s ability to satisfy the criteria for having its common stock trade on OTCQX; the risk that active market will not be maintained for the Company’s common stock after the delisting; and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the SEC on February 23, 2023 and in its other subsequent filings with the SEC, including its most recent Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 as filed with the SEC on November 8, 2023. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, investors should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release Issued by Vapotherm, Inc. on December 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vapotherm, Inc.

Date:	December 14, 2023	By:	/s/ John Landry
John Landry Senior Vice President and Chief Financial Officer